Other liabilities (Details)	May 18, 2020
Other Liabilities [Abstract]
Description of acquire serra grande farm	a)On May 18, 2020, the Company acquired 4,489 hectares of Serra Grande Farm for R$25,047. On June 30, 2022, the liability refers to the delivery of 54,000 bags of soybean, due in June 2023. The Company maintains its liability measured at fair value through profit or loss and the payments occurred during the year with soybeans are considered non-cash transactions.